EXHIBIT 10


                      TERMINATION OF TRANSACTION AGREEMENT


         This TERMINATION OF TRANSACTION AGREEMENT dated as of November 15, 1995 (the "Termination Agreement") is entered into among HAFSLUND NYCOMED AS, a corporation organized under the laws of the Kingdom of Norway ("Hafslund Nycomed"), IVAX CORPORATION, a Florida corporation ("IVAX"), and IVAX NYCOMED CORPORATION, a Florida corporation ("IVAX NYCOMED").

                               W I T N E S S E T H

         WHEREAS, Hafslund Nycomed, IVAX and IVAX NYCOMED are parties to a Transaction Agreement, dated as of October 18, 1995, pursuant to which the parties agreed to combine their respective businesses (other than Hafslund Nycomed's Norwegian business of generating hydroelectric power and transmitting, buying and selling electric power) in a "merger of equals" transaction;

         WHEREAS, concurrently with the execution of the Transaction Agreement, certain stockholders of Hafslund Nycomed (the "Hafslund Nycomed Stockholders") entered into a Voting Agreement (the "Hafslund Nycomed Voting Agreement") with IVAX pursuant to which such stockholders, among other things, agreed to vote certain shares of Hafslund Nycomed in favor of the transactions contemplated by the Transaction Agreement;

         WHEREAS, concurrently with the execution of the Transaction Agreement, certain stockholders of IVAX (the "IVAX Stockholders") entered into a Voting Agreement (the "IVAX Voting Agreement") with Hafslund Nycomed pursuant to which such stockholders, among other things, agreed to vote certain shares of IVAX in favor of the transactions contemplated by the Transaction Agreement; and

         WHEREAS, the Boards of Directors of Hafslund Nycomed, IVAX and IVAX NYCOMED have determined that it is in the best interests of their respective companies and stockholders to terminate the Transaction Agreement.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

         1. Hafslund Nycomed, IVAX and IVAX NYCOMED agree to terminate the Transaction Agreement pursuant to Section 11.01(a) of the Transaction Agreement, effective as of the date of this Termination Agreement. Each of Hafslund Nycomed,

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IVAX and IVAX NYCOMED represent to the other that their respective Boards of
Directors have authorized the execution of this Termination Agreement.

         2. Hafslund Nycomed confirms to the IVAX Stockholders that the IVAX Voting Agreement is terminated effective as of the date of this Termination Agreement, and IVAX confirms to the Hafslund Nycomed Stockholders that the Hafslund Nycomed Voting Agreement is terminated effective as of the date of this Termination Agreement.

         3. The initial press release concerning the termination of the Transaction Agreement shall be a joint release, and the parties shall cooperate in the preparation and issuance of such press release.

         IN WITNESS WHEREOF, the parties have executed this Termination Agreement as of the date first set forth above.


                                  HAFSLUND NYCOMED AS

                                  By: /S/ SVEIN AASER
                                      ---------------------
                                          Svein Aaser
                                          Managing Director


                                  IVAX CORPORATION

                                  By: /S/ PHILLIP FROST
                                      --------------------------------
                                          Phillip Frost, M.D.
                                          Chairman and Chief Executive
                                          Officer


                                  IVAX NYCOMED CORPORATION

                                  By:  /S/ SVEIN AASER
                                      ----------------------------------
                                           Svein Aaser
                                           President and Chief Executive
                                           Officer

                                  By: /S/ PHILLIP FROST
                                          -------------------
                                          Phillip Frost, M.D.
                                          Chairman


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